SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

               Date of Earliest Event Reported: September 13, 2002

                         ENVIRONMENTAL SAFEGUARDS, INC.
             (Exact name of registrant as specified in its charter)


            Nevada                    000-21953               87-0429198
(State or other jurisdiction of      (Commission            (IRS Employer
 incorporation or organization)      File Number)         Identification No.)


                        2600 South Loop West, Suite 645
                              Houston, Texas 77054
          (Address of principal executive offices, including zip code)

                                 (713) 641-3838
              (Registrant's telephone number, including area code)


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Item 5.  Other  Events

     Michael D. Thompson, age 51, was appointed as our Chief Financial Officer on September 13, 2002. From January 1997 through the present, Mr. Thompson has been the Chief Operating Officer of Outsourcing Services, Inc., an accounting outsourcing and consulting firm. From October 1990 through July 1996, Mr. Thompson was the Chief Financial Officer of The Hanover Company, a fully integrated national real estate development firm. Mr. Thompson is a certified public accountant. Mr. Thompson has a B.B.A. degree with honors (1973) from the University of Texas.


Item 7.  Financial  Statements  and  Exhibits

(a)  Financial Statements

None.

(b)  Exhibits

99.1 Press  Release

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ENVIRONMENTAL SAFEGUARDS, INC.


                                       (signed)
                                               ---------------------------------
                                        by:  /s/ James S. Percell, President
Date: September 23, 2002                James S. Percell, President


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